Exhibit 99.1

Investors Title Company Announces Earnings

    CHAPEL HILL, N.C.--(BUSINESS WIRE)--July 28, 2004--J. Allen Fine, Chairman of Investors Title Company (NASDAQ:ITIC), announced that for the quarter ended June 30, 2004, the Company had net income of $2,880,395, a decrease of 7% compared with the same quarter in 2003. Diluted earnings per share were $1.10 versus $1.18 in the prior year period. Net premiums written decreased 16% to $19,649,652 from $23,322,629 and total revenues decreased 15% to $21,481,487.
    For the six-month period ended June 30, 2004, the Company reported net income of $5,101,999, a decrease of 10% compared with the same six-month period in 2003. Diluted earnings per share were $1.94 versus $2.18 in the prior year period. Net premiums written decreased 15% to $36,631,408 and total revenues decreased 13% to $40,098,056.
    Chairman Fine added, "Premiums written declined primarily due to significantly lower levels of mortgage refinancing compared with the prior year quarter. Residential and commercial property activity remained relatively strong compared with the prior year period. Total revenues were positively impacted by the rate increase filed on 10/1/03 in North Carolina for insured closing services, and increased exchange services revenue in our section 1031 exchange subsidiaries."
    Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. Title insurance is typically sold when real estate is purchased and upon refinancing of loans secured by real estate. Policies are issued through 29 branch offices and a network of agents located across 24 states and the District of Columbia. The Company also provides services in connection with tax-free exchanges of like-kind property as well as investment management services to individuals, trusts, foundations and businesses.
    Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.


               Investors Title Company and Subsidiaries
                   Consolidated Statements of Income
                        June 30, 2004 and 2003
                              (Unaudited)

                            For The Three           For The Six
                            Months Ended            Months Ended
                              June 30                 June 30
                      ----------------------- ------------------------
                           2004       2003        2004        2003

Revenues:
 Underwriting income:
  Premiums Written    $19,743,434 $23,415,757 $36,794,716 $43,180,931
   Less-premiums for
    reinsurance ceded      93,782      93,128     163,308     190,317
                       ----------- ----------- ----------- -----------
    Net premiums
     written           19,649,652  23,322,629  36,631,408  42,990,614
 Investment income-
  interest and
  dividends               691,996     679,857   1,365,322   1,354,435
 Net realized gain
  on sales of
  investments              16,956      41,867      20,387      64,914
  Exchange services
   revenue                542,304     389,812   1,022,198     490,901
  Other                   580,579     745,478   1,058,741   1,307,222
                       ----------- ----------- ----------- -----------
    Total              21,481,487  25,179,643  40,098,056  46,208,086
                       ----------- ----------- ----------- -----------

Operating Expenses:
 Commissions to agents  7,913,200  11,462,988  14,911,795  20,855,778
 Provision for claims   2,185,024   2,687,693   4,029,403   4,770,731
 Salaries, employee
  benefits and
  payroll taxes         4,328,260   3,708,942   8,176,165   7,255,999
 Office occupancy
  and operations        1,322,957   1,365,677   2,533,255   2,462,793
 Business
  development             523,523     402,204     876,937     783,156
 Taxes, other
  than payroll and income  97,940     121,159     299,054     175,282
 Premium and retaliatory
  taxes                   389,391     462,819     722,395     884,105
 Professional fees        408,871     250,795     819,546     458,139
 Other                      5,133     147,914      36,507     199,845
                       ----------- ----------- ----------- -----------
    Total              17,174,299  20,610,191  32,405,057  37,845,828
                       ----------- ----------- ----------- -----------

Income Before Income
 Taxes                  4,307,188   4,569,452   7,692,999   8,362,258
                       ----------- ----------- ----------- -----------

Provision For Income
 Taxes                  1,426,793   1,482,000   2,591,000   2,666,245
                       ----------- ----------- ----------- -----------

Net Income            $ 2,880,395 $ 3,087,452 $ 5,101,999 $ 5,696,013
                       =========== =========== =========== ===========

Basic Earnings Per
 Common Share         $      1.15 $      1.24 $      2.04 $      2.27
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Basic    2,502,807   2,494,036   2,504,088   2,503,773
                       =========== =========== =========== ===========

Diluted Earnings Per
 Common Share         $      1.10 $      1.18 $      1.94 $      2.18
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Diluted  2,618,477   2,619,743   2,628,431   2,616,098
                       =========== =========== =========== ===========




               Investors Title Company and Subsidiaries
                      Consolidated Balance Sheets
               As of June 30, 2004 and December 31, 2003


                                         June 30, 2004   Dec. 31, 2003
                                          (Unaudited)      (Audited)
                                         -------------  --------------
Assets
   Cash and cash equivalents             $  5,013,645   $  5,125,356

  Investments in securities:
    Fixed maturities:
      Held-to-maturity, at amortized
       cost                                 3,341,240      3,526,030
      Available-for-sale, at fair value    71,188,047     60,803,807
    Equity securities, at fair value        6,628,712     14,556,785
    Other investments                       1,280,494        955,561
                                          ------------   ------------
        Total investments                  82,438,493     79,842,183

  Premiums receivable, net                  7,995,639      8,031,803
  Accrued interest and dividends              679,458        667,147
  Prepaid expenses and other assets         1,488,550        934,345
  Property acquired in settlement of
   claims                                     286,517        286,517
  Property, net                             4,143,845      4,099,243
  Deferred income taxes, net                1,172,598      1,485,217
                                          ------------   ------------

Total Assets                             $103,218,745   $100,471,811
                                          ============   ============

Liabilities and Stockholders' Equity
Liabilities:
  Reserves for claims                    $ 30,476,000   $ 30,031,000
  Accounts payable and accrued
   liabilities                              4,653,737      6,243,906
  Commissions and reinsurance payables        489,598        726,191
  Current income taxes payable                356,278        281,968
                                          ------------   ------------
      Total liabilities                    35,975,613     37,283,065
                                          ------------   ------------

Stockholders' Equity:
  Common stock - no par value (shares
   authorized 10,000,000; 2,501,364
   and 2,503,923 shares issued and
   outstanding 2004 and 2003,respectively,
   excluding 354,380 and 351,821
   shares 2004 and 2003, respectively,
   of common stock held by the Company's
   subsidiary)                                      1              1
  Retained earnings                        64,435,785     59,756,927
  Accumulated other comprehensive income
   (net unrealized gain on investments)     2,807,346      3,431,818
                                          ------------   ------------
      Total stockholders' equity           67,243,132     63,188,746
                                          ------------   ------------

Total Liabilities and Stockholders'
 Equity                                  $103,218,745   $100,471,811
                                          ============   ============




             Investors Title Company and Subsidiaries
                   Net Premiums Written By State
          For the Six Months Ended June 30, 2004 and 2003
                            (Unaudited)

                                         2004                 2003
-------------------------------------------------------------------
Alabama                         $     713,670      $       645,527
Arkansas                                 (421)              18,170
District of Columbia                    4,245                6,274
Florida                               655,488               25,150
Georgia                                40,300               27,639
Illinois                              549,122              756,449
Indiana                                80,343              175,701
Kentucky                              869,208              941,646
Louisiana                              30,943                1,676
Maryland                              737,048              975,414
Michigan                            2,580,427            4,394,450
Minnesota                             517,584            1,093,748
Mississippi                           512,817              565,025
Missouri                              147,849               19,218
Nebraska                              455,806            1,163,552
New Jersey                             14,281               41,266
New York                            1,832,172            3,106,336
North Carolina                     16,568,586           14,909,659
Ohio                                   12,348               65,129
Pennsylvania                        1,459,575            3,297,694
South Carolina                      3,245,445            3,272,382
Tennessee                           1,584,199            2,029,754
Virginia                            3,320,600            4,608,819
West Virginia                         863,081            1,034,122
Wisconsin                                   -                 (100)
                                 -------------      ---------------
  Direct Premiums                  36,794,716           43,174,700
Reinsurance Assumed                         -                6,231
Reinsurance Ceded                    (163,308)            (190,317)
                                 -------------      ---------------
  Net Premiums Written          $  36,631,408      $    42,990,614
                                 =============      ===============




               Investors Title Company and Subsidiaries
               Net Premiums Written By Branch and Agency
                        June 30, 2004 and 2003
                              (Unaudited)

                   For The Three Months Ended
                            June 30
         ----------------------------------------------

                   2004      %          2003        %
         ----------------------------------------------
 Branch         $8,828,544   45      $7,996,257     34

 Agency         10,821,108   55      15,326,372     66
         ----------------------------------------------

  Total        $19,649,652  100     $23,322,629    100
         ==============================================

                      For The Six Months Ended
                              June 30
         -----------------------------------------------
                   2004       %             2003      %
         -----------------------------------------------
 Branch        $16,287,955   44     $14,997,950      35

 Agency         20,343,453   56      27,992,664      65
         -------------------- --------------------------

  Total        $36,631,408  100     $42,990,614     100
         ==================== ==========================

    CONTACT: Investors Title Company
             Elizabeth B. Lewter, 919-968-2200